UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

IGM Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39045	77-0349194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road
Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 965-7873

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

On May 23, 2025, IGM Biosciences, Inc. (the “Company”) entered into a Second Amendment to Lease (the “Agreement”) with Real Property Investments, LLC, a Colorado limited liability company (“Landlord”) with respect to the Company’s lease (the “Lease”) of its headquarters at 325 East Middlefield Road, Mountain View, CA (the “Premises”). The Agreement provides that the Lease will terminate on May 31, 2025 (the “Lease Termination Date”).

As consideration for Landlord’s entry into the Agreement and acceleration of the expiration date of the Lease, the Company has agreed to: (a) pay to Landlord a lease termination payment of $14.2 million, $0.2 million of which will be credited from the security deposit paid to Landlord by the Company and (b) convey ownership to Landlord of certain items of personal property, furniture and fixtures located within the Premises. The Company will have no further rent obligations to Landlord pursuant to the Lease or Agreement following the Lease Termination Date.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Item No.	Description

10.1	Second Amendment to Lease, dated May 23, 2025*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGM BIOSCIENCES, INC.

Date:	May 29, 2025	By:	/s/ Misbah Tahir
Misbah Tahir
Chief Financial Officer